UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

Franklin Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, California 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2021, Franklin Resources, Inc. (the “Company”) completed its offering and sale of $350 million aggregate principal amount of its 2.950% Notes due 2051 (the “2051 Notes”) and an additional $100 million aggregate principal amount of its 1.600% Notes due 2030 (the “Additional 2030 Notes” and, together with the 2051 Notes, the “Notes”).

The Notes were issued by the Company on August 12, 2021 under an Indenture, dated as of October 6, 2020 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by the Officer’s Certificate, dated August 12, 2021, regarding the issuance of the Additional 2030 Notes and establishing the terms of the 2051 Notes (the “2021 Officer’s Certificate”). The Base Indenture, as supplemented by the 2021 Officer’s Certificate and that certain Officer’s Certificate establishing the terms of the 1.600% Notes due 2030, dated October 19, 2020 (the “2020 Officer’s Certificate”), is referred to as the “Indenture.”

The Additional 2030 Notes will have the same CUSIP number and constitute a single series under the Indenture with the $750 million principal amount of the Company’s 1.600% Notes due 2030 originally issued on October 19, 2020 (the “Original 2030 Notes”, and together with the Additional 2030 Notes, the “2030 Notes”). Interest on the Additional 2030 Notes will be payable semi-annually on April 30 and October 30 of each year, beginning on October 30, 2021. The interest payment to be made on the Additional 2030 Notes on October 30, 2021 will include pre-issuance accrued interest from and including April 30, 2021 to, but excluding, the issue date. The 2030 Notes will mature on October 30, 2030. The 2030 Notes are unsecured and unsubordinated obligations of the Company and rank equal in right of payment with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The 2030 Notes are structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries.

Interest on the 2051 Notes will be payable semi-annually on February 12 and August 12 of each year, beginning on February 12, 2022. The 2051 Notes will mature on August 12, 2051. The 2051 Notes are unsecured and unsubordinated obligations of the Company and rank equal in right of payment with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The 2051 Notes are structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries.

The 2030 Notes may be redeemed prior to July 30, 2030 (the date that is three months prior to the maturity date) in whole or in part at any time, at the Company’s option, at a “make-whole” redemption price, plus accrued and unpaid interest on the 2030 Notes to be redeemed to, but not including, the redemption date. The 2030 Notes may be redeemed on or after July 30, 2030 in whole or in part at any time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest on the 2030 Notes to be redeemed to, but not including, the redemption date.

The 2051 Notes may be redeemed prior to February 12, 2051 (the date that is six months prior to the maturity date) in whole or in part at any time, at the Company’s option, at a “make-whole” redemption price, plus accrued and unpaid interest on the 2051 Notes to be redeemed to, but not including, the redemption date. The 2051 Notes may be redeemed on or after February 12, 2051 in whole or in part at any time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2051 Notes to be redeemed, plus accrued and unpaid interest on the 2051 Notes to be redeemed to, but not including, the redemption date.

In addition to customary event of default provisions, the Indenture includes requirements that must be met if the Company consolidates or merges with, or sells all or substantially all of its assets to, another entity.

The Company intends to use the net proceeds of the offering and sale of the Notes for general corporate purposes, which may include, without limitation, redeeming, satisfying and discharging, defeasing or otherwise repaying or retiring any long-term debt of the Company or its subsidiaries, including all or a portion of the $300 million aggregate principal amount of the Company’s 2.800% notes due 2022 and/or the $250 million aggregate principal amount of Legg Mason’s 3.950% senior notes due 2024. The foregoing does not constitute a notice of redemption for or an obligation to issue a notice of redemption for any outstanding notes.

The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the text of the Base Indenture, the 2020 Officer’s Certificate and the 2021 Officer’s Certificate. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 described below, the 2020 Officer’s Certificate was filed as Exhibit 4.2 to the Company’s Form 8-K described below, and the 2021 Officer’s Certificate is filed as Exhibit 4.3 to this Current Report on Form 8-K, and each of these documents is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture and the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01.	Other Events

On August 5, 2021, in connection with the offering and sale of the Notes, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as representatives of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters the Notes for resale by the Underwriters pursuant to the Company’s registration statement on Form S-3 (File No. 333-249350). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated by reference herein.

In connection with the offering of the Notes, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes. Such opinion is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement for the 1.600% Notes due 2030 and the 2.950% Notes due 2051, dated August 5, 2021, among the Company, and BofA Securities, Inc., Citigroup Global Markets Inc. and HSBC Securities (USA) Inc., as representatives of the underwriters named therein

4.1	Indenture, dated as of October 6, 2020, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (File No. 333-249350) filed with the SEC on October 6, 2020).

4.2	Officer’s Certificate, dated October 19, 2020 (inclusive of the form of global note of the Company’s 1.600% Notes due 2030) (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 001-09318) filed with the SEC on October 19, 2020.

4.3	Officer’s Certificate, dated August 12, 2021 (inclusive of the form of global note of the Company’s 1.600% Notes due 2030 and the Company’s 2.950% Notes due 2051)

4.4	Form of Global Note representing 1.600% Notes due 2030 (included as part of Exhibit 4.3).

4.5	Form of Global Note representing 2.950% Notes due 2051 (included as part of Exhibit 4.3).

5.1	Opinion of Willkie Farr & Gallagher LLP

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date: August 12, 2021	By:	/s/ Thomas C. Merchant
Name: Thomas C. Merchant
Title: Vice President and Secretary